FINANCIAL INVESTORS TRUST

                      Aristata Equity Fund
                   Aristata Quality Bond Fund
            Aristata Colorado Quality Tax-Exempt Fund

                SUPPLEMENT DATED NOVEMBER 6, 2000
                      TO THE AUGUST 28, 2000
               STATEMENT OF ADDITIONAL INFORMATION

This supplement provides new information beyond that contained in the Statement of Additional Information ("SAI"), and should be read in conjunction with such SAI.

The following language shall be deleted from the section entitled
"Investment Policies and Risks":

Interest Rate Futures Contracts (Bond Fund). The Fund may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Future contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates and three month U.S. Treasury bills.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing its net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize. Futures transactions may fail as hedging techniques where price movements of the underlying securities do not follow price movements of the portfolio securities subject to the hedge. The loss with respect to futures transactions is potentially unlimited. Also, the Fund may be unable to control losses by closing its position if a liquid secondary market does not exist.

Stock Index Futures Contracts (Equity Fund). A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

The Fund intends to utilize stock index futures contracts primarily for the purpose of attempting to protect the value of its common stock portfolio in the event of a decline in stock prices. The Fund, therefore, usually will be the seller of stock index futures contracts. This risk management strategy is an alternative to selling securities in the portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which the Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Fund also may buy or sell stock index futures contracts to close out existing futures positions. See "Interest Rate Futures Contracts" above for more information on the risks of stock index futures contracts.

Put Options on Stock Index Futures Contracts (Equity Fund). The Fund may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Fund may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Fund could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

The adviser expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of the Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Fund may liquidate the put options it has purchased by effecting a "closing sale transaction," rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Fund will be able to effect the closing sale transaction. The Fund will realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Fund will realize a loss.